WELLS FARGO FUNDS TRUST

MONEY MARKET FUND

Class B Shares

Supplement dated June 1, 2001 to the

Prospectus dated August 1, 2000 and

Supplemented March 5, 2001

Effective immediately, Money Market Fund Class B shares may be purchased directly by investors who desire to exchange over time, or dollar cost average, into Class B shares of other Funds. Money Market Fund Class B shares purchased directly will be subject to a contingent deferred sales charge ("CDSC") if redeemed, rather than exchanged, within six years of the purchase date. The CDSC schedule is as follows:

REDEMPTION 1 YEAR 2 YEARS 3 YEARS 4 YEARS 5 YEARS 6 YEARS 7 YEARS 8 YEARS

WITHIN:

CDSC 5.00% 4.00% 3.00% 3.00% 2.00% 1.00% 0.00% A Shares

The CDSC percentage you pay is applied to the lower of the net asset value ("NAV") of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption.

We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your CDSC. After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

You may exchange Money Market Fund Class B shares for Class B shares (but no other Class) of any other Fund, except that Money Market Fund Class B shares purchased directly may not be exchanged for Stable Income Fund Class B shares and, as of July 31, 2001, Money Market Fund Class B shares held as the result of an exchange (i.e. not purchased directly) may not be exchanged for Stable Income Fund Class B shares. Exchanges between Money Market Fund Class B shares and Class B shares of other Funds will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.